                                                                   EXHIBIT 10.16

                      MERCEDES-BENZ OF NORTH AMERICA, INC.

                           MERCEDES-BENZ PASSENGER CAR

                                DEALER AGREEMENT

         This PASSENGER CAR DEALER AGREEMENT is effective as of the day last set forth below by and between Mercedes-Benz of North America, Inc. ("MBNA") and the natural person or entity identified as "Dealer" in the Final Paragraph of this Agreement.

                      MERCEDES-BENZ STATEMENT OF COMMITMENT

This Agreement states the commitment of MBNA and Dealer to each other as well as their relationship to the owners of Mercedes-Benz Passenger Car Products.

MBNA, the exclusive distributor of Mercedes-Benz Passenger Car Products in the United States of America and its territories and possessions, brings to this relationship the peerless reputation and image of Mercedes-Benz through the embodiment of the "Three-Pointed Star." MBAG has produced automobiles longer than any other manufacturer in the world. It has never let sheer numbers of production, or the requirement of transportation alone, become the yardstick for the design of its products. Its devoted craftsmen have built, and continue to build, the finest automobiles in the world. Mercedes-Benz automobiles are not made for the affluent only or for a single country. Since 1886, Mercedes-Benz automobiles have been and continue to be the pride of discriminating owners all over the world.

Mercedes-Benz passenger car dealers are community leaders whose reputation, integrity and expertise are essential to the sale and servicing of Mercedes-Benz Passenger Cars. They must have well-located places of business with outstanding sales, service and parts facilities; they must be staffed by courteous and well-trained personnel who are dedicated to serving Mercedes-Benz customers during the acquisition and ownership experience; and they must be focused on attaining the collective long-term goals reflected herein as well as their own individual goals.

Mercedes-Benz owners are loyal, devoted and proud; but they are also demanding towards the factory as far as the product is concerned and towards the dealer as to how it is sold and serviced. MBNA and Dealer are committed to meeting and, where possible, exceeding those high expectations.

By executing this Agreement, and pursuant to its terms, MBNA and its Mercedes-Benz passenger car dealers dedicate themselves jointly to serving and satisfying the past, present and future owners of Mercedes-Benz Passenger Car Products.

A.    APPOINTMENT OF DEALER

      MBNA hereby appoints Dealer and grants it the non-exclusive right to buy and resell Mercedes-Benz Passenger Car Products. Dealer accepts such appointment and understands that its appointment as a Dealer (i) does not grant it an exclusive right to sell Mercedes-Benz Passenger Car Products in its Area of Influence or in any other geographic area, and (ii) does not grant it any right to buy or resell vehicles or other products that are not Mercedes-Benz Passenger Car Products.

B.    TERM

      This Agreement shall have a term commencing on its effective date and continuing until the date set forth in the Final Paragraph.

C.    ADDITIONAL PROVISIONS

      The accompanying Mercedes-Benz Passenger Car Dealer Agreement Standard Provisions, Dealer Facility Space Analysis Addendum, Dealer Operating Requirements Addendum, Dealer Area of Influence Addendum, Dealer Improvement Addendum (if applicable) and Dealer Advertising Guidelines are hereby incorporated into and made a part of this Agreement. Dealer further agrees to be bound by and comply with the Warranty Manual, Corporate Identity Manual and all other manuals, bulletins, instructions and directives issued to Dealer by MBNA.

D.    DEALER OWNERSHIP

      This is a personal services agreement. MBNA is entering into this Agreement in reliance upon the personal qualifications, reputation, integrity and expertise of Owners and upon their representation that they are committed to achieving the purposes and goals of this Agreement. Dealer agrees that there will be no change in the identity of Owner or in Dealer's ownership, name, identity, business organization or structure without the prior written consent of MBNA, which consent shall not be unreasonably withheld. If Dealer is a corporation, Dealer agrees to notify MBNA in writing of any change in the identity of its officers or directors.

E.    DEALER MANAGEMENT

      MBNA and Dealer agree that qualified dealership management is critical to the successful operation of Dealer. Dealer agrees, and MBNA enters into this Agreement on the condition, that at least one Owner, the Dealer Operator, shall have full managerial authority for Dealership Operations, shall continually provide his or her personal services in operating the dealership, and shall be physically present at the Dealership Facilities on a full-time basis. If the Dealer Operator has or in the future acquires an ownership interest in another Mercedes-Benz passenger car dealer where he or she desires to serve temporarily as the Dealer Operator, MBNA shall give Dealer and the other dealer a reasonable period of time within which to designate a separate and distinct Dealer Operator satisfactory to MBNA for each such dealer. Dealer agrees that there will be no change in the identity of the Dealer Operator without the prior written consent of MBNA, which consent shall not be unreasonably withheld.

F.    DEALERSHIP FACILITIES

      Dealer agrees that the Dealership Facilities shall satisfy all applicable provisions of this Agreement, including the facility, space, appearance, layout, equipment and corporate identification requirements in the Dealer Operating Requirements Addendum, Dealer Facility Space Analysis Addendum and Corporate Identity Manual. Unless otherwise provided in the Dealer Facility Space Analysis Addendum, MBNA hereby approves the location(s) of the Dealership Facilities identified in the Final Paragraph for the exclusive purpose of: (i) showroom and sales facility for Mercedes-Benz Passenger Cars; (ii) service and parts facility for Mercedes-Benz Passenger Cars; (iii) facilities for display and sale of pre-owned Mercedes-Benz vehicles; and (iv) if applicable, other facilities for such other purpose(s) as may be identified in the Final Paragraph. Dealer shall not move, relocate or change the designated usage or function of the Approved Location(s) or any of the Dealership Facilities without the prior written consent of MBNA. In particular, Dealer shall not add sales, service or parts operations for any other line of vehicles to the Dealership Facilities or at the Approved Location(s) without the prior written consent of MBNA.

G.    MERCEDES-BENZ PARTNERSHIP GROUPS

      MBNA and Dealer agree that it is in their mutual interest to create the Mercedes-Benz National Partnership Group and Regional Partnership Groups. Subject to their respective by-laws and procedures, the National Partnership Group shall act as liaison between MBNA and the dealer body, conveying to MBNA's management the views, recommendations and suggestions of the dealer body on those matters of importance affecting the mutual interests of MBNA and Mercedes-Benz passenger car dealers generally, while the Regional Partnership Groups shall foster open and frequent communications between MBNA's regional management and the dealer body on such issues. Each Mercedes-Benz passenger car dealer is encouraged to express its views on such issues to MBNA through its Regional Partnership Group. Dealer agrees to support the National Partnership Group and its Regional Partnership Group.

H.    MODIFICATION OF AGREEMENT

      No waiver, modification or change of any of the terms of this Agreement or change or erasure of any printed part of this Agreement or addition to it (except filling of blank spaces and lines) will be valid or binding on MBNA unless approved in writing by the President or a Vice President of MBNA.

I.    EXECUTION OF AGREEMENT

      This Agreement shall not become effective until signed by a duly authorized officer of Dealer, if a corporation; or by one of the general partners of Dealer, if a partnership; or by the named individual if a sole proprietorship; and countersigned by the President or a Vice President of MBNA.

J.    MUTUAL RELEASE

      Each party hereby releases the other from any and all claims and causes of action that it may have against the other for money damages arising from any event occurring up to and including the effective date of this Agreement, except for any accounts payable by one party to the other reflected on the Mercedes-Benz Consolidated Financial Statement or adjustments to any prior payment, credit or other benefit arising from any audit or other examination conducted by MBNA with respect thereto. This mutual release does not extend to claims that either party does not know or reasonably suspect to exist in its favor as of the effective date of this Agreement or that arise under Section XIII of the Standard Provisions to this Agreement.

K.    CERTIFICATION

      By their signatures below, the parties certify that they have read and understand this Agreement, including all of the additional provisions incorporated herein, and agree to be bound by and comply with all of its terms and conditions.

FINAL PARAGRAPH

Dealer is CFP MOTORS, LTD. , a (an) LIMITED PARTNERSHIP incorporated or formed under the Laws of the State of FLORIDA doing business as COGGIN MOTOR MALL ("Dealer"). Dealer is located in FORT PIERCE, FLORIDA
                                    City       State

The Owners of Dealer (including all shareholders, general and limited partners, and other owners) are as follows:


                                                                 Percentage
Name                            Residence                        Interest
----------------------------    -----------------------------    ---------------
COGGIN AUTOMOTIVE CORP          7400 BAYMEADOWS WAY              74.00
                                JACKSONVILLE, FL 32256

ROBERT W. CARACELLO             9670 LANDINGS DRIVE              25.00
                                PORT ST. LUCIE, FL 34982

CF MOTOR CORP                   7400 BAYMEADOWS WAY               1.00
                                JACKSONVILLE, FL 32256


The Dealer Operator of Dealer is as follows:

Name                                  Residence
---------------------------------     ------------------------------------------
ROBERT W. CARACELLO                   9670 LANDINGS DRIVE
GENERAL MANAGER                       PORT ST. LUCIE, FL 34986

LUTHER COGGIN                         815 PONTE VEDRA BLVD.
PRESIDENT                             PONTE VEDRA BEACH, FL 32082


Showroom and Sales Facility for Mercedes-Benz Passenger Cars located at:
  4500 SOUTH US1
  P.O. BOX 2049
  FORT PIERCE, FL 34954


Service and Parts Facility for Mercedes-Benz Passenger Cars located at:
  4500 SOUTH US1
  P.O. BOX 2049
  FORT PIERCE, FL 34954


Facilities for the display and sale of pre-owned Mercedes-Benz vehicles located at:
  4500 SOUTH US1
  P.O. BOX 2049
  FORT PIERCE, FL 34954

FINAL PARAGRAPH

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the 30TH day of APRIL, 1997 at Montvale, New Jersey. This Agreement shall have a term commencing on its effective date and continuing until DECEMBER 31, 2001.

DEALER                                      MERCEDES-BENZ OF NORTH AMERICA, INC.

By:                                         By:
     /s/ Luther W. Coggin
     -----------------------------------       ------------------------
         Luther W. Coggin, President                 Vice President

Luther W. Coggin, President                 Attested by:
----------------------------------------                /s/ Anthony LaSpada
         Type Name and Title                            ------------------------


Attested by:

               -------------------------

                      MERCEDES-BENZ OF NORTH AMERICA, INC.

                            MERCEDES-BENZ LIGHT TRUCK
                                DEALER AGREEMENT

                  This LIGHT TRUCK DEALER AGREEMENT is effective as of the day last set forth below by and between Mercedes-Benz of North America, Inc. ("MBNA") and the natural person or entity identified as "Dealer" in the Final Paragraph of this Agreement.

                      MERCEDES-BENZ STATEMENT OF COMMITMENT

This Agreement states the commitment of MBNA and Dealer to each other as well as their relationship to the owners of Mercedes-Benz Light Truck Products.

MBNA, the exclusive distributor of Mercedes-Benz Light Truck Products in the United States of America and its territories and possessions, brings to this relationship the peerless reputation and image of Mercedes-Benz through the embodiment of the "Three-Pointed Star." MBAG has produced automobiles longer than any other manufacturer in the world. It has never let sheer numbers of production, or the requirement of transportation alone, become the yardstick for the design of its products. Its devoted craftsmen have built, and continue to build, the finest automobiles in the world. Mercedes-Benz automobiles are not made for the affluent only or for a single country. Since 1886, Mercedes-Benz automobiles have been and continue to be the pride of discriminating owners all over the world.

Mercedes-Benz light truck dealers are community leaders whose reputation, integrity and expertise are essential to the sale and servicing of Mercedes-Benz Light Trucks. They must have well-located places of business with outstanding sales, service and parts facilities; they must be staffed by courteous and well-trained personnel who are dedicated to serving Mercedes-Benz customers during the acquisition and ownership experience; and they must be focused on attaining the collective long-term goals reflected herein as well as their own individual goals.

Mercedes-Benz owners are loyal, devoted and proud; but they are also demanding towards the factory as far as the product is concerned and towards the dealer as to how it is sold and serviced. MBNA and Dealer are committed to meeting and, where possible, exceeding those high expectations.

By executing this Agreement, and pursuant to its terms, MBNA and its Mercedes-Benz light truck dealers dedicate themselves jointly to serving and satisfying the past, present and future owners of Mercedes-Benz Light Truck Products.

A.    APPOINTMENT OF DEALER

      MBNA hereby appoints Dealer and grants it the non-exclusive right to buy and resell Mercedes-Benz Light Truck Products. Dealer accepts such appointment and understands that its appointment as a Dealer (i) does not grant it an exclusive right to sell Mercedes-Benz Light Truck Products in its Area of Influence or in any other geographic area, and (ii) does not grant it any right to buy or resell vehicles or other products that are not Mercedes-Benz Light Truck Products.

B.    TERM

      This Agreement shall have a term commencing on its effective date and continuing until the date set forth in the Final Paragraph.

C.    ADDITIONAL PROVISIONS

      The accompanying Mercedes-Benz Light Truck Dealer Agreement Standard Provisions, Dealer Facility Space Analysis Addendum, Dealer Operating Requirements Addendum, Dealer Area of Influence Addendum, Dealer Improvement Addendum (if applicable) and Dealer Advertising Guidelines are hereby incorporated into and made a part of this Agreement. Dealer further agrees to be bound by and comply with the Warranty Manual, Corporate Identity Manual and all other manuals, bulletins, instructions and directives issued to Dealer by MBNA.

D.    DEALER OWNERSHIP

      This is a personal services agreement. MBNA is entering into this Agreement in reliance upon the personal qualifications, reputation, integrity and expertise of Owners and upon their representation that they committed to achieving the purposes and goals of this Agreement. Dealer agrees that there will be no change in the identity of Owner or in Dealer's ownership, name, identity, business organization or structure without the prior written consent of MBNA, which consent shall not be unreasonably withheld; provided, however, that anything herein to the contrary notwithstanding, Dealer agrees that it shall not sell or transfer Dealer's principal assets or any ownership interest of Owner relating to the conduct of Dealership Operations hereunder separate and apart from the assets or ownership interest relating to the conduct of "Dealership Operations" under the Mercedes-Benz Passenger Car Dealer Agreement. If Dealer is a corporation, Dealer agrees to notify MBNA in writing of any change in the identity of its officers or directors.

E.    DEALER MANAGEMENT

      MBNA and Dealer agree that qualified dealership management is critical to the successful operation of Dealer. Dealer agrees, and MBNA enters into this Agreement on the condition, that at least one Owner, the Dealer Operator, shall have full managerial authority for Dealership Operations, shall continually provide his or her personal services in operating the dealership, and shall be physically present at the Dealership Facilities on a full-time basis. Dealer further agrees that the Dealer Operator hereunder shall be the same person as the "Dealer Operator" under the Mercedes-Benz Passenger Car Dealer Agreement. If the Dealer Operator has or in the future acquires an ownership interest in another Mercedes-Benz light truck dealer where he or she desires to serve temporarily as the Dealer Operator, MBNA shall give Dealer and the ocher dealer a reasonable period of time within which to designate a separate and distinct Dealer Operator satisfactory to MBNA for each such dealer. Dealer agrees that there will be no change in the identity of the Dealer Operator without the prior written consent of MBNA, which consent shall not be unreasonably withheld.

F.    DEALERSHIP FACILITIES

      Dealer agrees that the Dealership Facilities shall satisfy all applicable provisions of this Agreement, including the facility, space, appearance, layout, equipment and corporate identification requirements in the Dealer Operating Requirements Addendum, Dealer Facility Space Analysis Addendum and Corporate Identity Manual. Unless otherwise provided in the Dealer Facility Space Analysis Addendum, MBNA hereby approves the location(s) of the Dealership Facilities identified in the Final Paragraph for the purpose of: (i) showroom and sales facility for Mercedes-Benz Light Trucks; (ii) service and parts facility for Mercedes-Benz Light Trucks; and (iii) if applicable, other facilities for such other purpose(s) as may be identified in the Final Paragraph. Dealer shall not move, relocate or change the designated usage or function of the Approved Location(s) or any of the Dealership Facilities without the prior written consent of MBNA. At all times, Dealer shall conduct Dealership Operations hereunder in conjunction with, and at the "Approved Location(s)" and "Dealership Facilities" for, its "Dealership Operations" under the Mercedes-Benz Passenger Car Dealer Agreement. Dealer shall not add sales, service or parts operations for any other line of vehicles to the Dealership Facilities or at the Approved Location(s) without the prior written consent of MBNA.

G.    MERCEDES-BENZ PARTNERSHIP GROUPS

      MBNA and Dealer agree that it is in their mutual interest to create the Mercedes-Benz National Partnership Group and Regional Partnership Groups. Subject to their respective by-laws and procedures, the National Partnership Group shall act as liaison between MBNA and the dealer body, conveying to MBNA's management the views, recommendations and suggestions of the dealer body on those matters of importance affecting the mutual interests of MBNA and Mercedes-Benz light truck dealers generally, while the Regional Partnership Groups shall foster open and frequent communications between MBNA's regional management and the dealer body on such issues. Each Mercedes-Benz light truck dealer is encouraged to express its views on such issues to MBNA through its Regional Partnership Group. Dealer agrees to support the National Partnership Group and its Regional Partnership Group.

H.    MODIFICATION OF AGREEMENT

      No waiver, modification or change of any of the terms of this Agreement or change or erasure of any printed part of this Agreement or addition to it (except filling of blank spaces and lines) will be valid or binding on MBNA unless approved in writing by the President or a Vice President of MBNA.

I.    EXECUTION OF AGREEMENT

      This Agreement shall not become effective until signed by a duly authorized officer of Dealer, if a corporation; or by one of the general partners of Dealer, if a partnership; or by the named individual if a sole proprietorship; and countersigned by the President or a Vice President of MBNA.

J.    MUTUAL RELEASE

      Each party hereby releases the other from any and all claims and causes of action that it may have against the other for money damages arising from any event occurring up to and including the effective date of this Agreement, except for any accounts payable by one party to the other reflected on the Mercedes-Benz Consolidated Financial Statement or adjustments to any prior payment, credit or other benefit arising from any audit or other examination conducted by MBNA with respect thereto. This mutual release does not extend to claims that either party does not know or reasonably suspect to exist in its favor as of the effective date of this Agreement or that arise under Section XIII of the Standard Provisions to this Agreement.

K.    CERTIFICATION

      By their signatures below, the parties certify that they have read and understand this Agreement, including all of the additional provisions incorporated herein, and agree to be bound by and comply with all of its terms and conditions.

FINAL PARAGRAPH

Dealer is CFP MOTORS, LTD. , a (an) LIMITED PARTNERSHIP incorporated or formed under the Laws of the State of FLORIDA doing business as COGGIN MOTOR MALL ("Dealer"). Dealer is located in FORT PIERCE, FLORIDA
                                   City        State


The Owners of Dealer (including all shareholders, general and limited partners. and other owners) are as follows:


                                                                Percentage
Name                            Residence                        Interest
----------------------------    ----------------------------    ------------
COGGIN AUTOMOTIVE CORP          7400 BAYMEADOWS WAY                74.00
                                JACKSONVILLE, FL 32256

ROBERT W. CARACELLO             9670 LANDINGS DRIVE                25.00
                                PORT ST. LUCIE, FL 34982

CF MOTOR CORP                   7400 BAYMEADOWS WAY                 1.00
                                JACKSONVILLE, FL 32256


The Dealer Operator of Dealer is as follows:

Name                                Residence
-------------------------------     --------------------------------------------
ROBERT W. CARACELLO                 9670 LANDINGS DRIVE
  GENERAL MANAGER                   PORT ST. LUCIE, FL 34986

LUTHER COGGIN                       815 PONTE VEDRA BLVD.
   PRESIDENT                        PONTE VEDRA BEACH, FL 32082


Showroom and Sales Facility for Mercedes-Benz Light Trucks located at:
  4500 SOUTH US1
  P.O. BOX 2049
  FORT PIERCE, FL 34954

Service and Parts Facility for Mercedes-Benz Light Trucks located at:
  4500 SOUTH US1
  P.O. BOX 2049
  FORT PIERCE, FL 34954

Facilities for the display and sale of pre-owned Mercedes-Benz vehicles located at:
  4500 SOUTH US1
  P.O. BOX 2049
  FORT PIERCE, FL 34954

FINAL PARAGRAPH

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the 13TH day of JUNE, 1997 at Montvale, New Jersey. This Agreement shall have a term commencing on its effective date and continuing until DECEMBER 31, 2001.

DEALER                                     MERCEDES-BENZ OF NORTH AMERICA, INC.

By:                                        By:
     /s/ Luther W. Coggin                        /s/ Harold D. Whitford
     ----------------------------------          -------------------------------
         Luther W. Coggin, President                     Vice President

Luther W. Coggin, President                Attested by:
---------------------------------------                /s/ Anthony LaSpada
         Type Name and Title                           -------------------------

Attested by:

               -----------------------

Mercedes-Benz USA, LLC

June 12, 2000


Mr. Thomas R. Gibson, Chairman,
Asbury Automotive Group, L.L.C.
1050 Westlakes Drive, Suite 300
Berwyn, PA 19312-2421
                                    RE:  MERCEDES-BENZ CENTERS
                                         Asbury Automotive St. Louis, LLC (Creve
                                         Coeur, MO)
                                         Precision Motorcars, Inc. (Tampa, FL)
                                         CFP Motors, Ltd. (Fort Pierce, FL)

Dear Mr. Gibson:

We are in receipt of your letter dated May 11, 2000 and supporting documents to Mr. John Koehler, advising of a change in the ownership structure of Asbury Automotive Group, L.L.C. It is our understanding that as a result of a "roll-up" of minority ownership interests, subject Mercedes-Benz Center entities will now be wholly owned either directly or through holding company entities by Asbury Automotive Group, L.L.C. as depicted below:


Asbury Automotive                                             Minority Owners
Holdings, L.L.C.

Entity formerly knowns as "Asbury Automotive  59.24%
Group, L.L.C." (ownership unchanged)


                40.76% Individual owners listed in Schedule 4 attachment of the May 11, 2000 letter referred to above


                         Asbury Automotive Group L.L.C.

                                   Entity formerly knowns as "Asbury Automotive
                                   Oregon LLC"


                            Asbury Villanova II, LLC         Asbury Automotive
Asbury Automotive                                           Jacksonville GP LLC
St. Louis, LLC dba
Plaza MotorCompany                                                 1%
CREVE COEUR, MO       Asbury Automotive                                      99%
                        Tampa GP LLC
                                                              Asbury Automotive
                                                               Jacksonville LP

                            1%              50%         49%

                               Asbury Automotive            CFP Motors, Ltd. dba
                                    Tampa LP                 Coggin Motor Mall
                                                               FT. PIERCE, FL

                             Precision Enterprises
                                  Tampa, Inc.

                            Precision Motocars, Inc.
                           dba Mercedes-Benz of Tampa
                                   TAMPA, FL

Mr. Thomas R. Gibson, Chairman,
Asbury Automotive Group, L.L.C.
June 12, 2000
Page 2 of 2

Based on review of the documentation submitted, we find the aformentioned changes in the ownership of the respective Mercedes-Benz Centers acceptable. We will record this in our corporate records upon your notification that the changes have been implemented.

                                        Sincerely,

                                        MERCEDES-BENZ USA, LLC


                                        /s/ Ken Enders
                                        ----------------------------------------
                                        By Ken Enders,
                                        Vice President Marketing

CC:    W. Anderson
       R. Crolic